Filed Pursuant to Rule 497(e)

Monetta Trust Registration File No. 811-7360

MONETTA TRUST

SUPPLEMENT DATED AUGUST 8, 2005

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2005

        On July 29, 2005, the Monetta Trust Blue Chip Fund was liquidated and all shareholders of taxable accounts open on that day received cash redemptions.  Tax deferred accounts, such as IRAs, SEPS, SARSEPs and similar accounts, were exchanged into the Monetta Trust Government Money Market Fund.

All references to Monetta Trust Blue Chip Fund in the Prospectus and Statement of Additional Information are hereby deleted.

Please keep this supplement for future reference